UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2017

LEAF GROUP LTD.

(Exact name of Registrant as specified in its charter)

Delaware	001- 35048	20-4731239
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1655 26th Street Santa Monica, California	90404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 656-6253

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07       Submission of Matters to a Vote of Security Holders.

On May 17, 2017, Leaf Group Ltd. (the “Company”) held its Annual Meeting of Stockholders (the “2017 Annual Meeting”). At the 2017 Annual Meeting, 18,965,716 shares were represented in person or by proxy, constituting approximately 94.21% of the Company’s outstanding shares as of March 20, 2017, the record date for the 2017 Annual Meeting. At the 2017 Annual Meeting, the following four proposals were submitted to the stockholders and the Company’s inspector of elections certified the vote tabulations indicated below.  For more information about the proposals, please refer to the definitive proxy statement for the 2017 Annual Meeting filed by the Company with the Securities and Exchange Commission on March 24, 2017 (the “Proxy Statement”).

Proposal 1 - Election of Directors

The individuals listed below were each re-elected to serve on the Company’s board of directors (the “Board”) for a three-year term expiring at the Company’s 2020 Annual Meeting of Stockholders, or until his or her successor is duly elected and qualified.

Nominee for Director	Votes For	Votes Withheld	Broker Non-Votes	Percentage of Shares Voted in Favor
John Hawkins	15,899,072	334,675	2,731,969	97.94%
Brian Regan	15,897,652	336,095	2,731,969	97.93%
Jennifer Schulz	15,905,172	328,575	2,731,969	97.98%

Proposal 2 - Ratification of the Independent Registered Public Accounting Firm

Proposal 2 was a management proposal to ratify the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.  This proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Shares Voted in Favor
18,915,337	48,846	1,533	—	99.73%

Proposal 3 - Advisory (Non-Binding) “Say-on-Pay” Vote to Approve Executive Compensation for 2016

Proposal 3 was a management proposal to adopt a say-on-pay resolution approving, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as described in the Proxy Statement.  This proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Shares Voted in Favor
13,682,697	2,547,253	3,797	2,731,969	84.28%

Proposal 4 - Advisory (Non-Binding) Vote Regarding the Frequency of Future Stockholder Votes on Executive Compensation

Proposal 4 was a management proposal to have stockholders indicate, on a non-binding advisory basis, how frequently they believe the Company should seek an advisory “say-on-pay” vote on executive compensation.  Votes on the frequency of future “say-on-pay” votes were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
7,026,742	631,602	6,964,419	1,610,984	2,731,969

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2017	LEAF GROUP LTD.

	By:	/s/ Daniel Weinrot
Daniel Weinrot
Executive Vice President and General Counsel

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